Commitments and Contingencies	12 Months Ended
Dec. 31, 2010
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

34.	Commitments and Contingencies

Legal proceedings

The Company is a party to certain legal actions arising in the normal course of its operations. Other than the legal proceedings discussed below, management believes that these actions are without merit and that the ultimate liability, if any, will not materially affect the Company’s financial position, liquidity or results of operations. In the normal course of business, the Company is involved in legal proceedings. The Company accrues a liability for such matters when it is probable that a liability has been incurred and the amount can be reasonably estimated. When only a range of possible loss can be established, the most probable amount in the range is accrued. If no amount within this range is a better estimate than any other amount within the range, the minimum amount in the range is accrued. The accrual for a litigation loss contingency might include, for example, estimates of potential damages, outside legal fees and other directly related costs expected to be incurred.

a)	In October, 2001, The Export-Import Bank of Korea filed a lawsuit in Seoul District Court against Kwangju Bank with respect to its obligations relating to a certificate of guarantee to be issued on behalf of Daewoo Corporation in favor of The Export-Import Bank of Korea in the amount of $100 million, of which Kwangju Bank’s exposure amounts to $41 million. In December 2003, the Seoul District Court ruled against Kwangju Bank and required it to issue a certificate of guarantee on behalf of Daewoo Corporation in favor of The Export-Import Bank of Korea. Kwangju Bank appealed this decision to the Seoul High Court, which dismissed the appeal in December 2005. Kwangju Bank appealed the decision of the appellate court to the Supreme Court of Korea in January 2006, and the Supreme Court dismissed such appeal in July 2006. Subsequently, The Export-Import Bank filed an additional lawsuit in the Seoul District Court in December 2006 requesting monetary damages in satisfaction of Kwangju Bank’s obligations relating to the certificate of guarantee. Following a decision by the trial court in August 2008 ordering Kwangju Bank to pay $41 million of monetary damages to The Export-Import Bank of Korea and Kwangju Bank’s subsequent appeal of the trial court decision, the appellate court ruled in favor of The Export-Import Bank of Korea in December 2009 but reduced the amount of monetary damages payable by Kwangju Bank to $35 million. Such appellate court decision was appealed by both The Export-Import Bank of Korea and Kwangju Bank to the Supreme Court of Korea in January 2010, where the case is currently pending. The Company has established 57.9 billion Won of allowances relating to the lawsuit.

b)	Commencing in 2005, Woori Bank marketed and sold investment fund products known as the “Woori Power Income Funds,” created and managed by Woori Credit Suisse Asset Management, to customers in Korea. The funds have experienced significant declines in value, principally as a result of investments made in securities and derivative instruments of troubled financial institutions in the U.S. and elsewhere. In November 2008, in response to complaints filed by customers who suffered losses as a result of their investment in these products, the FSS ruled that Woori Bank should compensate such customers for 30% to 50% of the investment losses they suffered due to its failure to adequately disclose the risks associated with an investment in the products. In accordance with such ruling, Woori Bank has made compensation payments to customers in the aggregate amount of approximately 19 billion Won through June 20, 2011. Certain customers who invested in these products through Woori Bank have opted to file lawsuits against Woori Bank based on its alleged failure to adequately disclose such risks, in order to obtain higher levels of compensation. As of June 20, 2011, 13 cases are still in process and the aggregate amount claimed against Woori Bank in such lawsuits is approximately 8 billion Won. In 12 of such lawsuits, the trial courts ruled that Woori Bank was liable for damages equal to approximately 20% to 45% of the losses suffered by the plaintiffs. These decisions were appealed to the appellate court by both the plaintiffs and Woori Bank, where they are currently pending. Additional lawsuits may be filed against Woori Bank with respect to its sales of such products, and the final outcome of such litigation remains uncertain.

c)	In 2008, certain of Woori Bank’s customers filed lawsuits against it in connection with its sales of foreign currency derivatives products known as “KIKO” (which stands for “knock-in knock-out”), which are intended to operate as hedging instruments against fluctuations in the exchange rate between the Won and the U.S. dollar. Due to the significant depreciation of the Won against the U.S. dollar in 2008 and 2009, customers who have purchased KIKO products from Woori Bank were required to make large payments to Woori Bank. As of June 20, 2011, seven companies have filed lawsuits against Woori Bank alleging that the contracts under which the relevant KIKO products were sold by Woori Bank should be nullified and that Woori Bank should return payments received thereunder. The aggregate amount of such claims, as of June 20, 2011, was 47 billion Won, and such amount may increase as the lawsuits progress or in the event of further depreciation of the Won against U.S. dollar. As of June 20, 2011, two of such lawsuits were pending at the trial court, two were pending in the appellate court following appeals by the plaintiffs after trial court decisions in favor of Woori Bank and one was pending at the Supreme court of Korea following appeal by the plaintiff after both the trial court and the appellate court decided in Woori Bank’s favor. Additional lawsuits and motions for preliminary injunctions may be filed against Woori Bank with respect to KIKO products, and the final outcome of such litigation remains uncertain.

d)	In 2009, certain of Woori Asset Management’s customers filed lawsuits against it in connection with certain investment funds managed by Woori Asset Management which had invested in certain equity-linked securities issued by Lehman Brothers and incurred significant losses following the Lehman Brothers bankruptcy. The aggregate amount of such claims, as of June 20, 2011 was 26 billion Won, and the cases are currently pending. The Company has established 10 billion Won of allowances relating to the lawsuit.

e)	In 2009, certain of Woori Asset Management’s customers filed lawsuits against it in connection with certain investment funds managed by Woori Asset Managment which had invested in U.S. subprime mortgage loan-related assets and incurred significant losses following the global financial crisis. The aggregate amount of such claims, as of June 20, 2011, was 6 billion Won, and the cases are currently pending. The Company has established 718 million Won of allowances relating to the lawsuit.

f)	During May 2010, Kyongnam Bank, a consolidated subsidiary of the Company, discovered that certain employees issued unauthorized bank guarantees primarily on loans and specified trusts in the amount of 379 billion Won from December 2008 to April 2010. As of June 20, 2011, 17 counterparties had filed lawsuits claiming 316 billion Won against Kyongnam Bank with respect to such transactions. Additional lawsuits may be filed against Kyongnam Bank with respect to such transactions, and the final outcome of such litigation remains uncertain. At December 31, 2010, the Company had accrued 128 billion Won of contingent liabilities in such unauthorized guarantees. This is management’s best estimate of what the Company believes it will held liable in connection with the unauthorized guarantees made on behalf of the Company. The amount accrued could change materially as a result of the Company’s further legal actions and the outcome of legal proceedings, if instituted against the Company.

Lease commitments

The Company leases certain office space and equipment under non-cancelable agreements. Future minimum rental commitments for non-cancelable leases as of December 31, 2010 were as follows:

	Korean Won (in millions)
	Capitalized leases	Operating leases

2011	37,546	125,210
2012	21,680	120,620
2013	6,000	112,889
2014	6,000	98,272
2015	1,978	90,239
2016 and thereafter	—	92,194

Total minimum lease payments	73,204	639,424

Amount representing interest	(4,223)

Present value of minimum lease payments	68,981

Total rental expense for the years ended December 31, 2008, 2009 and 2010 was 228,410 million Won, 237,788 million Won and 218,880 million Won, respectively.

In lieu of rent, certain lease agreements require the Company to advance a non-interest-bearing refundable deposit to the landlord for the landlord’s use during the lease term. The amount of the advance is determined by the prevailing market rate. The Company has recorded an equal amount of rent expense and interest income related to these leases of 65,624 million Won, 68,612 million Won and 47,147 million Won on deposit balances of 1,194,003 million Won, 1,135,628 million Won and 1,129,953 million Won for the years ended December 31, 2008, 2009 and 2010, respectively. Such amounts were calculated based on the fixed interest rate for time deposits with similar maturities.

Credit-related commitments

The Company is a party to credit related financial instruments with off-balance sheet risk in the normal course of business. The primary purpose of these instruments is to ensure that funds are available to a customer as required. Guarantees, which represent irrevocable assurances that the Company will make payments in the event that a customer cannot meet its obligations to third parties, carry the same credit risk as loans. Cash requirements under guarantees are considerably less than those under commitments because the Company does not generally expect the third party to draw funds under the agreement.

Commercial letters of credit, which are written undertakings by the Company on behalf of a customer authorizing a third party to draw drafts on the Company up to a stipulated amount under specific terms and conditions, are collateralized by the underlying shipments of goods to which they relate and therefore have significantly less risk.

Commitments to extend credit represent unused portions of authorizations to extend credit in the form of loans, guarantees or letters of credit. With respect to credit risk on commitments to extend credit, the Company is potentially exposed to loss in an amount equal to the total unused commitments. For credit related financial instruments, the contractual amount of the financial instrument represents the maximum potential credit risk if the third party does not perform according to the terms of the contracts. A large majority of these commitments expire without being drawn upon. As a result, total contractual amounts are not representative of the Company’s actual future credit exposure or liquidity requirements for these commitments.

Management computes specific and probable loss components for credit-related commitments. As of December 31, 2008, 2009 and 2010, the allowance for credit-related commitments amounted to 299,966 million Won, 296,442 million Won and 440,339 million Won, respectively, which is reported in “Other liabilities.”

As of December 31, 2009 and 2010, the financial instruments whose contract amounts represent credit risk to the Company were as follows:

	Korean Won (in millions)
	2009	2010

Guarantees	14,596,500	13,150,833
Commercial letters of credit	6,452,370	6,467,866
Unused lines of credit:
Commercial	29,790,122	33,484,959
Credit cards	21,960,785	23,056,773
Consumer	7,251,585	7,586,064
Commitments to extend credit	3,991,373	3,258,553

Fund contribution commitments

On December 17, 2008 the Company committed to contribute 1,015,446 million Won to the Bond Market Stabilization Fund aimed at stabilizing the local debt market. As of December 31, 2010, the Company’s total contribution amounted to 507,723 million Won.

Pledged assets

The primary components of assets pledged as collateral for borrowings and other purposes as of December 31, 2009 and 2010 were as follows:

	Korean Won (in millions)
	2009	2010

Short-term and long-term deposits	576,295	339,428
Available-for-sale securities	669,236	881,233
Held-to-maturity securities	8,240,975	6,155,051
Loans	499,821	1,744,888
Other pledged assets	143,257	138,544

Total	10,129,584	9,259,144

Obligation under guarantees

The Company provides a variety of guarantees to its customers to enhance their credit standing and enable them to complete a wide variety of business transactions. The table below summarizes all of the Company’s guarantees as of December 31, 2010. The maximum potential amount of future payments represents the notional amount that could be lost under the guarantees if there were a total default by the guaranteed parties, without consideration of possible recoveries under recourse provisions or from collateral held or pledged.

	Korean Won (in millions)
						Maximum
						potential
	Expire	Expire		Current		amount of
	within one	after one		carrying	Collateral	future
	year	year	Total	value(1)	held	payment

Financial guarantees	1,623,007	530,266	2,153,273	11,761	594,876	2,153,273
Performance guarantees	7,295,675	3,701,885	10,997,560	23,818	2,950,643	10,997,560
Liquidity facilities to SPEs	1,152,753	2,105,800	3,258,553	35,290	24,487	3,258,553
Credit derivatives	106,945	—	106,945	351	—	106,945

(1)	Recorded as other liabilities

Financial guarantees are used in various transactions to enhance the credit standing of the Company’s customers. They represent irrevocable assurance, subject to satisfaction of certain conditions, that the Company will make payment in the event that the customers fail to fulfill their obligations to third parties. Such financial obligations principally composed of standby letters of credit, and credit enhancement for debtors.

Performance guarantees are issued to guarantee customers’ tender bids on construction or similar projects or to guarantee completion of such projects in accordance with contract terms. They are also issued to support the customers’ obligation to supply specified products, commodities, maintenance or other services to third parties.

The Company typically has recourse to recover from the customer any amounts paid under these guarantees; in addition, the Company may hold cash or other highly liquid collateral to support these guarantees. In connection with financial guarantees and performance guarantees, the Company has recognized net unearned income amounting to 15,181 million Won and 17,444 million Won as of December 31, 2009 and 2010, respectively. Unearned income is included in “Other liabilities.”

Liquidity facilities to SPEs represent irrevocable commitments to provide contingent liquidity credit lines to SPEs. The SPEs are established by clients to have access to funding from the commercial paper market or the corporate debt market by transferring assets to the SPEs. The Company had commitments to provide liquidity to SPEs in amounts up to 4,623,712 million Won, 3,991,373 million Won and 3,258,553 million Won as of December 31, 2008, 2009 and 2010, respectively. Although the Company did not sell assets to some of these SPEs, it would be required to provide funding under the liquidity credit lines in the event that the SPEs do not hold enough funds to make scheduled payments on their outstanding senior debt securities. The Company has limited credit exposure to these SPEs because the risk of first loss is borne by the clients or other third parties, or the SPEs are over-collateralized with the assets sold to them.

The Company evaluates the performance risk of its guarantees based on the assigned referenced counterparty internal or external ratings. Where external ratings are used, investment-grade ratings are considered to be BBB- and above, while anything below is considered non-investment grade. The Company’s internal ratings are in line with the related external rating system. On certain underlying referenced credits or entities, ratings are not available. Such referenced credits are included in the “Not-rated” category. The maximum potential amount of the future payments related to guarantees is determined to be the notional amount of these contracts, which is the par amount of the assets guaranteed.

Presented in the table below is the maximum potential amount of future payments classified based upon internal and external credit ratings as of December 31, 2010.

	Investment	Non-Investment
(In millions of Won)	Grade	Grade	Not Rated	Total

Financial guarantees	1,790,200	345,450	17,623	2,153,273
Performance guarantees	6,448,383	4,483,761	65,416	10,997,560
Liquidity facilities to SPEs	2,999,973	258,580	—	3,258,553

Total	11,238,556	5,087,791	83,039	16,409,386

The Company has entered into credit derivatives with unrelated parties for credit enhancement purposes. These derivatives are recorded on the balance sheet at fair value. As of December 31, 2009 and 2010, these credit derivatives had an aggregate notional amount of 633,050 million Won and 106,945 million Won, respectively, which represents the maximum potential amount of future payments on the contracts. The carrying amount of these derivatives amounted to 192,265 million Won and 351 million Won of liabilities, as of December 31, 2009 and 2010, respectively.

In the normal course of the Company’s business, indemnification clauses are often included in standard contractual terms with an assessment that risk of loss would be remote. In many cases, there are no stated or notional amounts included in the indemnification clauses and the contingencies triggering the obligation to indemnify which have not occurred and are not expected to occur. No amounts were reflected on the consolidated balance sheet as of December 31, 2009 and 2010 related to these indemnifications.